UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

Apollo Debt Solutions BDC

(Exact name of Registrant as specified in its charter)

Delaware	814-01424	86-1950548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019 (Zip Code)
(Address of principal executive offices)

(Registrant’s telephone number, including area code): (212) 515-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Mallard Funding Credit Facility

On January 7, 2022 (the “Closing Date”), Mallard Funding LLC (“Mallard Funding”), a Delaware limited liability company and newly formed subsidiary of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Fund” or “us”), entered into a Loan and Servicing Agreement (the “Mallard Funding Loan and Servicing Agreement”), with Mallard Funding, as borrower, the Fund, in its capacity as servicer and in its capacity as transferor, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, account bank and collateral custodian.

From time to time, the Fund expects to sell and contribute certain investments to Mallard Funding pursuant to a Purchase and Sale Agreement, dated as of the Closing Date, by and between the Fund and Mallard Funding. No gain or loss will be recognized as a result of the contribution. Proceeds from the Mallard Funding Loan and Servicing Agreement will be used to finance the origination and acquisition of eligible assets by Mallard Funding, including the purchase of such assets from the Fund. The Fund retains a residual interest in assets contributed to or acquired by Mallard Funding through our ownership of Mallard Funding. The maximum principal amount of the Mallard Funding Loan and Servicing Agreement as of the Closing Date is $500 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Mallard Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

The Mallard Funding Loan and Servicing Agreement provides for the ability to draw and redraw revolving loans under the Mallard Funding Loan and Servicing Agreement for a period of up to three years after the Closing Date unless the commitments are terminated sooner as provided in the Mallard Funding Loan and Servicing Agreement (the “Mallard Funding Commitment Termination Date”). Unless otherwise terminated, the Mallard Funding Loan and Servicing Agreement will mature on the date which is five years after the Closing Date (the “Mallard Funding Final Maturity Date”). Prior to the Mallard Funding Commitment Termination Date, proceeds received by Mallard Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Fund, subject to certain conditions. Following the Mallard Funding Commitment Termination Date but prior to the Mallard Funding Final Maturity Date, proceeds received by Mallard Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, as well as principal on outstanding borrowings in accordance with the terms of the Mallard Funding Loan and Servicing Agreement, and the excess may be returned to the Fund, subject to certain conditions. On the Mallard Funding Final Maturity Date, Mallard Funding must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Fund.

Under the Mallard Funding Loan and Servicing Agreement, Mallard Funding is permitted to borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Mallard Funding Loan and Servicing Agreement, will bear interest at Adjusted Term SOFR, the CDOR Rate, Daily Simple SONIA or the EURIBOR Rate (the “Mallard Funding Applicable Reference Rate”), in each case, plus a margin. Advances used to finance the purchase or origination of broadly syndicated loans under the Mallard Funding Loan and Servicing Agreement bear interest at the Mallard Funding Applicable Reference Rate plus a spread of (x) during the Ramp-Up Period, 1.60%, (y) after the end of the Ramp-Up Period and prior to the Mallard Funding Commitment Termination Date, 2.00% and (z) after the Mallard Funding Commitment Termination Date, 2.25%. Advances used to finance the purchase or origination of middle market loans under the Mallard Funding Loan and Servicing Agreement initially bear interest at the Mallard Funding Applicable Reference Rate plus a spread of (x) prior to the Mallard Funding Commitment Termination Date, 2.00% and (y) after the Mallard Funding Commitment Termination Date, 2.25%. The Mallard Funding Loan and Servicing Agreement contains customary covenants, including certain limitations on the activities of Mallard Funding, including limitations on incurrence of incremental indebtedness, and customary events of default. The Mallard Funding Loan and Servicing Agreement is secured by a perfected first priority security interest in the assets of Mallard Funding and on any payments received by Mallard Funding in respect of those assets. Assets pledged to the lenders under the Mallard Funding Loan and Servicing Agreement will not be available to pay the debts of the Fund.

Borrowings of Mallard Funding are considered our borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

The description above is only a summary of the material provisions of the Mallard Funding Loan and Servicing Agreement and the Purchase and Sale Agreement and is qualified in its entirety by reference to the copies of the Mallard Funding Loan and Servicing Agreement and Purchase and Sale Agreement which are filed as Exhibits 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference thereto.

Cardinal Funding Credit Facility

On January 7, 2022 (the “Closing Date”), Cardinal Funding LLC (“Cardinal Funding”), a Delaware limited liability company and the Fund, entered into a Credit and Security Agreement (the “Secured Credit Facility”), with Cardinal Funding, as borrower, the Fund, in its capacity as collateral manager and in its capacity as equityholder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

From time to time, the Fund expects to sell and contribute certain investments to Cardinal Funding pursuant to a Sale and Contribution Agreement, dated as of the Closing Date, by and between the Fund and Cardinal Funding. No gain or loss will be recognized as a result of the contribution. Proceeds from the Secured Credit Facility will be used to finance the origination and acquisition of eligible assets by Cardinal Funding, including the purchase of such assets from the Fund. We retain a residual interest in assets contributed to or acquired by Cardinal Funding through our ownership of Cardinal Funding. The maximum principal amount of the Secured Credit Facility as of the Closing Date is $500 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Cardinal Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

The Secured Credit Facility provides for the ability to draw and redraw revolving loans under the Secured Credit Facility for a period of up to three years after the Closing Date unless the commitments are terminated sooner as provided in the Secured Credit Facility (the “Cardinal Funding Commitment Termination Date”). Unless otherwise terminated, the Secured Credit Facility will mature on the date which is two years after the Commitment Termination Date (the “Cardinal Funding Final Maturity Date”). Prior to the Cardinal Funding Commitment Termination Date, proceeds received by Cardinal Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Fund, subject to certain conditions. Following the Cardinal Funding Commitment Termination Date but prior to the Cardinal Funding Final Maturity Date, proceeds received by Cardinal Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, as well as principal on outstanding borrowings in accordance with the terms of the Secured Credit Facility, and the excess may be returned to the Fund, subject to certain conditions. On the Cardinal Funding Final Maturity Date, Cardinal Funding must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Fund.

Under the Secured Credit Facility, Cardinal Funding is permitted to borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Secured Credit Facility, will bear interest at the Term SOFR Reference Rate, the CDOR Rate, SONIA or the EURIBOR Rate (the “Applicable Reference Rate”), in each case, plus a margin. Advances used to finance the purchase or origination of broadly syndicated loans under the Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 1.70%. Advances used to finance the purchase or origination of private credit loans under the Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.20%. Advances used to finance the purchase or origination of any other eligible loans under the Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.45%. After the expiration of a three-year reinvestment period, the applicable margin on outstanding advances will be increased by 0.50% per annum. The Secured Credit Facility contains customary covenants, including certain limitations on the activities of Cardinal Funding, including limitations on incurrence of incremental indebtedness, and customary events of default. The Secured Credit Facility is secured by a perfected first priority security interest in the assets of Cardinal Funding and on any payments received by Cardinal Funding in respect of those assets. Assets pledged to the lenders under the Secured Credit Facility will not be available to pay the debts of the Fund.

Borrowings of Cardinal Funding are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

The description above is only a summary of the material provisions of the Secured Credit Facility and the Sale and Contribution Agreement and is qualified in its entirety by reference to the copies of the Secured Credit Facility and Sale and Contribution Agreement which are filed as Exhibits 10.3 and 10.4 to this current report on Form 8-K and are incorporated herein by reference thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

On January 7, 2022, the Fund sold unregistered Class I common shares of beneficial interest to feeder vehicles primarily created to hold the Fund’s Class I shares as well as to certain affiliates of Apollo Global Management, Inc. (“Apollo”). The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder. The following table details the shares sold:

Date of Unregistered Sale	Amount of Class I Common Shares	Consideration
January 7, 2022	26,258,912	$ 656,472,806

Item 7.01. Regulation FD Disclosure

The following table presents a summary of the Fund’s investment portfolio as of January 10, 2022. Detailed investment holdings for the top twenty positions, based on fair value, are presented on a line-by-line basis. The remaining portfolio is shown in the aggregate as “Other debt investments.”

Investment	Industry	Investment Type	Reference Rate and Spread	Maturity Date	Par Amounts/ Units (in thousands)	Fair Value (in thousands)
Medallia, Inc.	Software	Term Loan	3M L+675 PIK, 0.75% Floor	10/29/2028	33,848	33,171
Relativity ODA LLC	Software	Term Loan	3M L+750 PIK, 1.00% Floor	5/12/2027	26,340	25,418
2U, Inc.	Diversified Consumer Services	Term Loan	6M L+575, 0.75% Floor	12/30/2024	24,875	24,720
Stamps.com Inc.	Internet & Direct Marketing Retail	Term Loan	3M L+575, 0.75% Floor	10/5/2028	25,000	24,500
Vita Global FinCo Limited	Household Products	Term Loan	SONIA+7.00	7/6/2027	17,857	24,043
Liberty Midco 0 Limited	Commercial Services & Supplies	Term Loan	3M L+575 (2.50% PIK Toggle)	6/4/2028	22,630	22,064
Calabrio, Inc.	Software	Term Loan	3M L+700, 1.00% Floor	4/16/2027	22,313	21,643
McGraw-Hill Education, Inc.	Media	Term Loan	3M L+475, 0.50% Floor	7/28/2028	21,446	21,379
AxiomSL Group, Inc.	Software	Term Loan	3M L+600, 1.00% Floor	12/3/2027	21,918	21,370
Sovos Compliance, LLC	Software	Term Loan	3M L+450, 0.50% Floor	8/11/2028	17,055	17,121
Washington Prime Group, L.P.	Equity Real Estate Investment Trusts (REITs)	Term Loan	1M L+500, 0.75% Floor	10/20/2025	15,000	15,183
MPH Acquisition Holdings LLC	Health Care Providers & Services	Term Loan	3M L+425, 0.50% Floor	9/1/2028	15,302	14,990
LSF11 A5 HoldCo LLC	Chemicals	Term Loan	3M L+375, 0.50% Floor	10/15/2028	14,141	14,155
CI (Quercus) Intermediate Holdings, LLC	Diversified Financial Services	Term Loan	3M L+550, 0.75% Floor	10/12/2028	14,318	14,103
Alera Group, Inc.	Insurance	Term Loan	3M L+550, 0.75% Floor	10/2/2028	13,069	12,808
Geon Performance Solutions, LLC	Chemicals	Term Loan	3M L+475, 0.75% Floor	8/18/2028	12,542	12,660
Trident TPI Holdings, Inc.	Containers & Packaging	Term Loan	3M L+400, 0.50% Floor	9/15/2028	11,624	11,613
Pro Mach Group, Inc.	Machinery	Term Loan	3M L+400, 1.00% Floor	8/31/2028	10,094	10,141
PetSmart LLC	Specialty Retail	Term Loan	3M L+375, 0.75% Floor	2/11/2028	9,975	10,004
Advantage Sales & Marketing Inc.	Diversified Consumer Services	Term Loan	3M L+450, 0.75% Floor	10/28/2027	9,950	9,975
Other Debt Investments					76,592	53,621

					$435,990	$414,683

Item 8.01.	Other Items.

As previously disclosed, the Fund has registered with the Securities and Exchange Commission a continuous public offering of up to $5,000,000,000 in common shares of beneficial interest (the “Offering”). The terms of the Offering required the Fund to deposit all subscription proceeds in escrow with UMB Bank, N.A., as escrow agent, until the Fund received subscriptions aggregating at least $100,000,000 in common shares of the Fund (excluding shares purchased by Apollo Credit Management, LLC, its affiliates and the Fund’s trustees and officers but including any shares purchased in private offerings), in any combination of share classes.

As of January 7, 2022, the Fund had satisfied the minimum offering requirement, and the Fund’s board of trustees had authorized the release of proceeds from escrow. As of such date, the Fund issued and sold 26,260,912.24 shares (consisting entirely of Class I shares; no Class S or Class D shares were issued or sold as of such date), and the escrow agent released net proceeds of approximately $657 million to the Fund as payment for such shares. Apollo and its employees, including the Fund’s executive officers, owned approximately $3 million of shares as of January 7, 2022.

A press release announcing the Fund’s breaking of escrow is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

10.1	Loan and Servicing Agreement, dated as of January 7, 2022, by and between Mallard Funding LLC, a subsidiary of Apollo Debt Solutions BDC, with Morgan Stanley Senior Funding, Inc., as administrative agent.

10.2	Purchase and Sale Agreement, dated as of January 7, 2022, by and between Mallard Funding LLC and Apollo Debt Solutions BDC.

10.3	Credit and Security Agreement, dated as of January 7, 2022, by and between Cardinal Funding LLC, a subsidiary of Apollo Debt Solutions BDC, with Citibank, N.A., as administrative agent.

10.4	Sale and Contribution Agreement, dated January 7, 2022, by and between Cardinal Funding LLC and Apollo Debt Solutions BDC.

99.1	Press Release of Apollo Debt Solutions BDC dated January 11, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO DEBT SOLUTIONS BDC

Date: January 11, 2022	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Chief Legal Officer and Secretary